SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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SANGSTAT MEDICAL CORPORATION
 (Name of Registrant as Specified in its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 13, 2001

TO THE STOCKHOLDERS OF SANGSTAT MEDICAL CORPORATION:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of SangStat Medical Corporation (the "Company" or "SangStat"), a Delaware corporation, will be held on June 13, 2001 at 10:00 a.m. local time, at the offices of the Company, located at 6300 Dumbarton Circle, Fremont, California, 94555, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice (the "Annual Meeting"):

    To elect directors to serve for one-year terms or until their successors are elected;

    To consider an amendment and restatement of the Company's 1993 Stock Option Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder by 250,000 shares and (ii) increase the number of shares of Common Stock authorized for issuance under the automatic annual increase program from 400,000 to 800,000 shares commencing January 1, 2002;

    To consider an amendment and restatement of the Company's 1996 Non-Employee Directors Stock Option Plan to increase the number of options to purchase shares of Common Stock automatically granted to directors annually from 4,000 to 8,000;

    To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By order of the Board of Directors,

Carole L. Nuechterlein
Secretary

Fremont, California
May 11, 2001

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

SangStat Medical Corporation
6300 Dumbarton Circle
Fremont, California 94555

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 13, 2001

General

The enclosed proxy ("Proxy") is solicited by the Board of Directors of SangStat Medical Corporation, a Delaware corporation (the "Company" or "SangStat"), for use at the annual meeting of stockholders to be held on June 13, 2001 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. local time, at the offices of the Company located at the address above. These proxy solicitation materials will be mailed on or about May 11, 2001, to all stockholders entitled to vote at the Annual Meeting.

Voting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On April 16, 2001, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 19,475,360 shares of the Company's common stock, $0.001 par value ("Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on April 16, 2001. The Company's Bylaws provide that a majority of all shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directors are elected by a plurality vote. Since votes are cast in favor of or withheld from each nominee, abstentions will have no effect on the outcome. Each of the other proposals requires an affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal; abstentions therefrom will have the same effect as negative votes, while broker non-votes are not included in the total number of votes cast on a proposal and therefore will not be counted for purposes of determining whether a proposal has been approved. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Revocability of Proxies

You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. No additional compensation will be paid to those individuals for any such services. The Company has engaged Corporate Investors Communications, Inc. ("CIC") to provide routine advice and services for proxy solicitation. CIC will receive a fee of approximately $5,000 for such advice and services, which amount will be paid by the Company.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT NEXT ANNUAL MEETING

In order for stockholder business to be included in the Company's proxy statement for a meeting or properly brought before that meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. For a stockholder proposal to be included in the Company's proxy statement for the 2002 annual meeting, the proposal must be received at the Company's principal executive offices at 6300 Dumbarton Circle, Fremont, California 94555 no later than January 31, 2002. Inclusion of stockholder proposals in the Company's proxy statement for a meeting also requires satisfaction of certain conditions established by the Securities and Exchange Commission.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE

ELECTION OF DIRECTORS

General

There are six nominees for positions on the Board, all of whom are currently serving as directors of the Company and have been elected by the stockholders. The names of the persons who are nominees for director and their positions with the Company as of April 14, 2001 are set forth in the table below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The six candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the Annual Meeting will be elected directors of the Company, to serve their respective terms and until their successors have been elected and qualified. Abstentions and broker non-votes have no effect on the vote. Currently, the Company's Bylaws authorize seven directors. Dr. Philippe Pouletty who served as Chairman of the Board of Directors resigned from the Board in October 2000. The Board does not intend to replace Dr. Pouletty at this time and has, pursuant to a resolution adopted by a majority of the total number of authorized directors, reduced the authorized size of the Board to six directors.

Nominee	Age	Positions and Offices Held with the Company	Director Since
Jean-Jacques Bienaimé	47	President, Chief Executive Officer and Director	1999
Fredric J. Feldman	61	Director	1992
Elizabeth M. Greetham	51	Director	1996
Richard D. Murdock	54	Director	1993
Andrew Perlman	53	Director	1992
Vincent R. Worms	48	Director	1991

Business Experience of Directors

Jean-Jacques Bienaimé has been the Company's President and Chief Operating Officer since June 1998 and became its Chief Executive Officer in February 1999. He was elected to the Board of Directors in March 1999 and became Chairman of the Board of Directors in October 2000. From September 1992 to May 1998 Mr. Bienaimé was with Rhone Poulenc Rorer, Inc., a pharmaceutical company, rising to the position of Senior Vice President, Corporate Marketing and Business Development. He is currently a member of the board of Fox Chase Cancer Center and Aerogen Inc. Mr. Bienaimé received his degree in economics from Ecole Superieure de Commerce de Paris in France and a M.B.A. from The Wharton School, University of Pennsylvania.

Fredric J. Feldman, Ph.D. has been a director since March 1992. He has been the President of FJF Associates, a consultant to health care venture capital and emerging companies, since February 1992. From September 1995 to June 1996 he was the Chief Executive Officer of Biex, Inc. a women's healthcare company. Dr. Feldman returned to his position as Chief Executive Officer of Biex in 1999. He is also a director of Biex, Inc., OrthoLogic Corporation, and Ostex International, Inc. Dr. Feldman received his Ph.D. in Analytical Chemistry from the University of Maryland and his B.S. in Chemistry from Brooklyn College of City University of New York.

Elizabeth Greetham has been a director since September 1996. She is currently the Chief Executive Officer of DrugAbuse Sciences, Inc ("DAS"), a private specialty pharmaceutical company, a position she has held since August 2000. From April 1999 to August 2000, Ms. Greetham was Chief Financial Officer of DAS. From 1992 until March 1999, she held a variety of positions at Weiss, Peck & Greer Investments, an investment company, culminating in Portfolio Manager of Life Sciences L.P. Funds, handling analytical responsibilities for all healthcare investments for institutional, mutual and high individual net worth accounts. Ms. Greetham also serves as a director of various pharmaceutical companies, including DAS, Guilford Pharmaceutical, Inc., CliniChem Development, Inc. and PathoGenesis Corp. Ms. Greetham received her M.A. with honors in Economics from Edinburgh University.

Richard D. Murdock has been a director since October 1993. From December 1998 until February 2001, Mr. Murdock was the President and Chief Executive Officer and a director of Kyphon, Inc., an orthopedic medical device company. From September 1991 to October 1998, Mr. Murdock served as the Chief Executive Officer and a director of CellPro, Incorporated, a public biotechnology company. Mr. Murdock received his B.S. in Zoology from the University of California at Berkeley.

Andrew J. Perlman, M.D., Ph.D. has been a director since December 1992. Dr. Perlman has been the Executive Vice President at Tularik, Inc., a public biotechnology company, since September 1999. From November 1997 to September 1999, Dr. Perlman served as Tularik's Vice President, Medical Research and Corporate Development. From January 1993 to November 1997, Dr. Perlman served as Tularik's Vice President of Medical Research. Dr. Perlman received his M.D. and his Ph.D. in Physiology from New York University.

Vincent R. Worms has been a director since October 1991. Mr. Worms has been a General Partner of Partech International, a venture capital management fund, since 1982. Mr. Worms is presently a director of Business Objects and Informatica. He received his engineering degree from Ecole Polytechnique in Paris, and his M.S. degree from the Massachusetts Institute of Technology.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of each of the above nominees.

Board Committees and Meetings

During the fiscal year ended December 31, 2000, the Board of Directors held sixteen (16) meetings and acted by written consent four (4) times. The Board of Directors has an Audit Committee, a Compensation Committee, and an Executive Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. Each of the directors attended (in person or by telephone conference) 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period he or she served) and (ii) the total number of meetings held by all committees on which he or she served (held during the period he or she served) during the past fiscal year.

The Audit Committee's functions include approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. The Audit Committee is currently composed of three non-employee directors: Messrs. Feldman, Murdock, and Worms. The Audit Committee met four (4) times during the fiscal year ended December 31, 2000.

The Compensation Committee is primarily responsible for reviewing and approving the Company's general compensation policies and setting compensation levels for the Company's executive officers. The Compensation Committee also has the authority to administer the Company's 1993 Stock Option Plan (the "1993 Plan") and make option grants thereunder. The Compensation Committee currently consists of three non-employee directors: Dr. Perlman, Ms. Greetham and Mr. Worms. The Compensation Committee held seven (7) meetings during the fiscal year ended December 31, 2000.

The Executive Committee reviews current corporate issues. It serves as an advisory board only and has no decision-making authority. The Executive Committee currently consists of three directors: Messrs. Bienaimé, Feldman, and Murdock. The Executive Committee met three (3) times in the fiscal year ended December 31, 2000.

Director Compensation

Effective January 1, 1999, the non-employee directors receive an annual retainer of $15,000, paid in one (1) installment at the last Board of Directors meeting of the year. Effective January 1, 2000, the non-employee directors receive a payment of $500 for each committee meeting attended that exceeds an hour in length. No additional compensation is paid for meeting attendance or committee membership. The table below shows the amounts paid the non-employee directors for attending committee meetings during 2000.

Director	Committee Compensation
Fredric Feldman	$11,750*
Elizabeth Greetham	1,500
Richard D. Murdock	10,250*
Andrew J. Perlman	11,250*
Vincent Worms	1,500

* Were members of an ad hoc Special Committee that met during the year end December 31, 2000 to respond to issues relating to the SangCya Oral Solution recall in the U.S.

The non-employee directors also receive automatic grants of options to purchase shares of Common Stock pursuant to the 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"). Moreover, the Directors Plan permits non-employee directors to convert their annual cash retainer into additional options to purchase shares of Common Stock.

PROPOSAL TWO

APPROVAL OF AMENDMENT AND RESTATEMENT

OF THE COMPANY'S 1993 STOCK OPTION PLAN

Purpose and Effect of the Amendment

The Company's stockholders are being asked to approve the amendment and restatement of the Company's 1993 Stock Option Plan (the "1993 Plan") to increase the number of shares available for issuance thereunder by 250,000 shares, bringing the total number of shares of Common Stock reserved for issuance under the 1993 Plan to 4,942,200, and to increase the number of shares of Common Stock authorized for issuance under the automatic annual increase program from 400,000 to 800,000 shares commencing January 1, 2002.

The 1993 Plan is an integral part of the Company's compensation program. The proposed amendment would provide the additional shares necessary to attract and retain the best available personnel for the Company.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal, at the annual meeting of stockholders at which a quorum is present, is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of this vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the amendment and restatement of the 1993 Stock Option Plan.

1993 STOCK OPTION PLAN SUMMARY

The following is a summary of the principal features of the 1993 Plan, as amended. The summary, however, does not purport to be a complete description of all provisions of the 1993 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Fremont, California.

PLAN DESCRIPTION

Share Reserve

A total of 4,942,200 shares of Common Stock have been reserved for issuance over the term of the 1993 Plan, assuming stockholder approval of the 250,000-share increase. The share reserve is automatically increased by 800,000 shares on January 1 of each year, assuming stockholder approval of the increase from 400,000 to 800,000. In no event may any one participant in the 1993 Plan be granted stock options and separately exercisable stock appreciation rights for more than 700,000 shares in the aggregate over the term of the 1993 Plan, exclusive, however, of any stock options or stock appreciation rights granted prior to January 1, 1995.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the 1993 Plan, (ii) the maximum number and class of securities for which any one participant may be granted stock options and separately exercisable stock appreciation rights under the 1993 Plan and (iii) the number and class of securities and the exercise price per share in effect under each outstanding option.

Should an option expire or terminate for any reason prior to exercise in full or be canceled in accordance with the provisions of the 1993 Plan, the shares subject to the portion of the option not so exercised or canceled will be available for subsequent issuance under the 1993 Plan. Unvested shares issued under the 1993 Plan and subsequently repurchased by the Company at the option exercise price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance, except for incentive stock option grants under the 1993 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1993 Plan will not be available for subsequent issuance.

Plan Administration

The 1993 Plan is administered by the Compensation Committee of the Board. This committee (the "Plan Administrator") has complete discretion (subject to the provisions of the 1993 Plan) to set the terms of each option grant under the 1993 Plan.

Eligibility

Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations are eligible to participate in the 1993 Plan. Non-employee members of the Board are also eligible to participate in the 1996 Non-Employee Directors Stock Option Plan.

As of April 14, 2001, fourteen (14) executive officers and approximately two hundred seventy eight (278) other employees were eligible to participate in the 1993 Plan.

Valuation

The fair market value per share of Common Stock on any relevant date under the 1993 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On April 12, 2001, the closing selling price per share was $10.15.

Option Terms

Options granted under the 1993 Plan will have an exercise price per share not less than 100% of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of 10 years. The options will generally become exercisable in a series of installments over the optionee's period of service with the Company.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options for any shares in which the optionee is vested at that time. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

Limited stock appreciation rights may be provided to one or more non- employee Board members or officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock in connection with the tender offer over (b) the exercise price payable for such share.

No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance following the optionee's death and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow nonstatutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of the shares.

The Plan Administrator will also have the authority to effect the cancellation of outstanding options under the 1993 Plan and to issue replacement options with an exercise price based on the fair market price of Common Stock at the time of the new grant.

Acceleration

In the event that the Company is acquired by merger or asset sale, each outstanding option under the 1993 Plan which is not to be assumed by the successor corporation will automatically accelerate in full. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration in the event the individual's service with the successor entity is subsequently terminated within a specified period following the acquisition. The Plan Administrator will have the discretionary authority to structure one or more option grants under the 1993 Plan so that those options will, in connection with a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), automatically accelerate in full, with such acceleration to occur either at the time of such change in control or upon the subsequent termination of the individual's service.

The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an antitakeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Exercise Price and Financial Assistance

The exercise price may be paid in cash, by check, in shares of Common Stock or by any combination of cash, check and shares. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Plan Administrator may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (i) authorizing a Company loan to the optionee, or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The Plan Administrator will have complete discretion to determine the terms of any such financial assistance. However, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the purchased shares plus all applicable taxes. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

Special Tax Election

The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

Option Grants

As of April 14, 2001, options covering 3,214,716 shares of Common Stock were outstanding under the 1993 Plan, 485,554 shares remained available for future option grant assuming stockholder approval of the 250,000-share increase which forms part of this Proposal, and 1,241,930 shares have been issued under the 1993 Plan in connection with option exercises.

Amendment and Termination

The Board may amend or modify the 1993 Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on October 11, 2003.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or nonstatutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Nonstatutory Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Section 83(b) Elections. If the shares acquired upon exercise of any option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Stock Appreciation Rights

An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of nonstatutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options should remain deductible by the Company without limitation under Internal Revenue Code Section 162(m).

PLAN BENEFITS

Awards under the 1993 Plan are discretionary. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 1993 Plan or the benefits that would have been received by such participants if the 1993 Plan, as amended, had been in effect in 2000. No grants have been made with respect to the additional 250,000 shares for which approval is requested at the Annual Meeting.

OPTION GRANTS

During the fiscal year ended December 31, 2000, (i) Mesrs. Bienaimé, Aselage, and Levy and Drs. Bianchi and Tesi were granted options to purchase 73,500 shares, 41,531 shares, 14,000 shares, 31,500 shares, and 36,216 shares, respectively; (ii) all executive officers as a group, including those set forth in (i), were granted options to purchase an aggregate of 294,894 shares; and (iii) all employees as a group were granted options to purchase an aggregate of 1,216,956 shares. During the fiscal year ended December 31, 2000, all directors who were not executive officers of the Company, as a group were granted options to purchase an aggregate of 20,000 shares, and no options were granted under the Option Plan to any associate of any director, executive officer or Board nominee of the Company, and no person was granted 5% or more of the total amount of options granted under the Option Plan during the year.

PROPOSAL THREE

AMENDMENT AND RESTATEMENT OF

1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

Purpose and Effect of the Amendment

The Company's stockholders are being asked to approve the amendment and restatement of the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"), to increase the number of shares of Common Stock automatically granted to directors annually from 4,000 to 8,000. Stockholder approval of this proposal is not required pursuant to the Directors Plan; however, the Company is seeking stockholder approval for purposes of perfecting an exemption for such grants from the requirements of Section 16(b) of the Securities and Exchange Act of 1934 ("Section 16(b)"). If the stockholders do not approve this Proposal, then these grants will be subject to the requirements of Section 16(b). The Company believes exempting these grants from the provisions of Section 16(b) is consistent with its goal of attracting and retaining qualified persons to serve on its board of directors. The Directors Plan is intended to serve as a special equity incentive program for the non-employee members of the Company's Board of Directors (the "Board"). The Directors Plan was adopted by the Board on July 24, 1996 (the "Effective Date"), as amended by the Board on October 7, 1998, and as amended further on February 21, 2001 (the "Amendment Date"), subject to stockholder approval of this Proposal at the Annual Meeting.

Vote Required

The affirmative vote of a majority of the shares present, represented and entitled to vote at an annual meeting at which a quorum is present, is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present. Abstentions will have the same effect as a negative vote on this proposal and broker non-votes will have no effect on this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the amendment and restatement of the 1996 Non-Employee Directors Stock Option Plan.

1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN SUMMARY

The following is a summary of the principal features of the Directors Plan, as amended. The summary, however, does not purport to be a complete description of all provisions of the Directors Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Fremont, California.

Share Reserve

A reserve of 500,000 shares of Common Stock has been set aside for issuance over the 10-year term of the Directors Plan. Should any options granted under the Directors Plan terminate prior to exercise in full, the shares subject to the unexercised portion of those options will be available for subsequent option grants. In addition, any unvested shares issued under the Directors Plan and subsequently repurchased by the Company at the option exercise price paid per share pursuant to the Company's repurchase rights will be added back to the number of shares of Common Stock reserved for issuance under the Directors Plan and will accordingly be available for subsequent option grants. However, shares subject to any option surrendered for a cash settlement will not be available for subsequent issuance.

Eligibility

Only the non-employee members of the Board are eligible to participate in the Directors Plan. As of April 14, 2001, five Board members were eligible to participate: Fredric J. Feldman, Elizabeth Greetham, Richard D. Murdock, Andrew J. Perlman, and Vincent R. Worms.

Valuation

The fair market value per share of Common Stock on any relevant date under the Directors Plan will be the closing selling price per share on that date on the Nasdaq National Market. On April 12, 2001, the closing selling price per share was $10.15.

Automatic Option Grants

All automatic option grants under the Directors Plan will be made in compliance with the express provisions of the Directors Plan. Accordingly, stockholder approval of this Proposal will also constitute pre-approval of each option granted pursuant to the provisions of the Directors Plan summarized below and the subsequent exercise of that option in accordance with those provisions.

  Each automatic option grant will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date. Each option will have a term of 10 years measured from the option grant date, subject to earlier termination if the optionee leaves the Board.

  Each automatic option grant will be immediately exercisable for any or all the option shares, but any unvested shares purchased by the optionee under that grant will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee's service on the Board ends before he or she vests in those shares. The shares vest as described below.

  Each individual serving as an eligible non-employee Board member on the Effective Date was granted on that date an option for either 14,000 shares of Common Stock, if such individual had not previously received an option grant from the Company in connection with his or her service on the Board, or 9,000 shares if such individual had previously received such an option grant. The shares subject to the option grants made on the Effective Date vested in two equal annual installments as the optionee completed two years of Board service following the Effective Date.

  Each individual who first becomes a non-employee Board member after the Effective Date, whether upon appointment by the Board or election by the stockholders, will automatically be granted, at the time of his or her initial election or appointment to the Board, an option for 19,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. The shares subject to these option grants will vest as follows: 25% of the option shares will vest as the optionee completes one year of Board service after the automatic grant date, and the balance of the option shares will vest in a series of 36 successive equal monthly installments over the three years of Board service thereafter.

  On the date of the 1997 and 1998 Annual Stockholders Meetings, each individual who continued to serve as a non-employee Board member was automatically granted an option to purchase 3,000 shares of Common Stock, provided that the individual had served as a non-employee Board member for at least six months. Non-employee Board members who had previously served in the Company's employ were eligible for these 3,000-share option grants. The shares subject to these option grants will vest as follows: 25% of the option shares will vest as the optionee completes one year of Board service after the automatic grant date, and the balance of the option shares will vest in a series of 36 successive equal monthly installments over the three years of Board service thereafter.

  On the date of the 1999 and 2000 Annual Stockholders Meeting, each individual who was to continue to serve as a non-employee Board member was automatically granted an option to purchase 4,000 shares of Common Stock, provided that the individual had served as a Board member (whether or not he or she was an employee) for at least 24 months. There is no limit on the number of 4,000-share option grants that any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be eligible for these 4,000-share option grants. The shares subject to these option grants will be fully vested at all times.

  If this proposal passes, on the date of each Annual Stockholders Meeting, beginning with the 2001 Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 8,000 shares of Common Stock, provided that the individual has served as a Board member (whether or not he or she was an employee) for at least 24 months. There will be no limit on the number of 8,000-share option grants that any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be eligible for these 8,000-share option grants. The shares subject to these option grants will be fully vested at all times.

  Each individual who served as an eligible non-employee Board member on the October 8, 1998 was granted on that date an option for 10,000 shares of Common Stock. The shares subject to these option grants will vest in a series of 24 successive equal monthly installments over the two years of Board service measured from the automatic grant date, except that they vest in full upon approval of SangCya oral solution ANDA and Thymoglobulin PLA by the U.S. Food and Drug Administration (the "FDA").

  At all times after FDA approval of SangCya oral solution ANDA and Thymoglobulin PLA, the vesting of all shares subject to automatic option grants outstanding on the October 8, 1998 will be determined by adding 12 months to the optionee's actual period of Board service.

  The shares subject to each automatic option grant will immediately vest upon (a) the optionee's death, permanent disability or retirement while serving as a Board member, (b) an acquisition of the Company by a merger involving a change in ownership of more than 50% of the Company's outstanding voting securities or by a sale of all or substantially all of the Company's assets, (c) the successful completion of a tender offer for more than 50% of the Company's outstanding voting securities or (d) a change in the majority of the Board as a result of one or more contested elections for Board membership. "Retirement" means leaving the Board after completing five years of service as a Board member and attaining age 55.

  If the optionee's service as a Board member ends because of death, permanent disability or retirement, then options granted under the Directors Plan on or after the Amendment Date will remain exercisable for the entire balance of the option term. In all other cases, options will remain exercisable for 12 months after the optionee's service as a Board member ends. During the applicable post- termination exercise period, an option may not be exercised for more than the number of option shares (if any) in which the Board member was vested upon leaving the Board.

  Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each outstanding automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share.

Elective Conversion of Cash Fees Into Options

Effective July 1, 1999, a non-employee Board member may elect to receive all or part his or her basic retainer payments, not including any meeting fees, from the Company in the form of nonstatutory stock options. If a Board member makes an election to receive options in lieu of a cash retainer (an "Option Election"), then the options will automatically be granted to him or her under the Directors Plan. An Option Election may apply to any period from one to five consecutive calendar years. An Option Election must be filed with the Company on the prescribed form prior to January 1st of the calendar year to which the Option Election applies. An Option Election will be irrevocable with respect to the period to which it applies, but a different Option Election may be made with respect to a subsequent period by filing a new form with the Company before the first day of the subsequent period.

The number of options to be granted to Board members in lieu of cash retainers will be calculated by applying the Black-Scholes option valuation model, using the assumptions used by the Company for purposes of the Company's financial reports. In determining the number of options to be granted to Board members in lieu of cash retainers, the amount of the retainer will be deemed to remain the same for the entire period covered by the Option Election. (If the amount of the retainer is increased during the period covered by the Option Election, the incremental amount will be paid in cash without regard to any Option Election.) The options will be granted on the first day of the period to which the Option Election applies. The terms of the options will be the same as the terms of the annual 4,000- share grants summarized above, except for the vesting provision described below.

The options granted to Board members in lieu of cash retainers will be immediately exercisable for any or all of the option shares. However, any shares purchased under the options will be subject to repurchase by the Company, at the exercise price paid per share, if the director's Board service ends before he or she vests in the shares. The vested portion of the shares subject to the options will be equal to a fraction. The numerator of the fraction will be the amount of the cash retainer that would have been paid to the Board member from the beginning of the period to which his or her Option Election applies to the date when he or she leaves the Board. The denominator of the fraction will be the total amount of the cash retainers that would have been paid to the Board member for the entire period to which his or her Option Election applies. The accelerated-vesting provisions described above will not apply to options granted in lieu of cash retainers.

Changes in Capitalization

In the event that any change is made to the outstanding shares of Common Stock by reason of any merger, consolidation or reorganization of the Company or any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities available for issuance under the Directors Plan, (b) the number and/or class of securities and exercise price per share in effect under each outstanding option under the Directors Plan and (c) the number and/or class of securities for which option grants are to be made in the future to newly elected or continuing non-employee Board members. All adjustments to the outstanding options under the Directors Plan will be designed to preclude the enlargement or dilution of participant rights and benefits under those options.

Amendment and Termination

The Board may amend or modify the Directors Plan in any or all respects whatsoever, subject to any stockholder approval required under applicable laws or regulations. The Board may terminate the Directors Plan at any time, and the Directors Plan will in all events terminate on July 23, 2006.

Federal Income Tax Consequences

Options granted under the Directors Plan will be nonstatutory stock options, which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986. The Federal income tax treatment for such options is as follows:

No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of the option exercise an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

PLAN BENEFITS

If the Directors Plan, as amended, had been in effect in 2000, the non- employee directors (Msrs. Feldman, Murdock, and Worms, Ms. Greetham, and Dr. Perlman) would have each received an option under the Directors Plan to purchase 8,000 shares of Common Stock instead of the option to purchase 4,000 shares of Common Stock that they would have received. If the stockholders approve the amendment to the Directors' Plan, the non-employee directors (Msrs. Feldman, Murdock, and Worms, Ms. Greetham, and Dr. Perlman) will each receive an option under the Directors Plan to purchase 8,000 shares of Common Stock, which option will be fully vested upon receipt.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Deloitte & Touche LLP, certified public accountants for the Company during fiscal year 2000, to serve in the same capacity for the fiscal year ending December 31, 2001, and is asking the stockholders to ratify this appointment. The affirmative vote of the holders of a majority of the shares represented by proxy and voting at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

FEES PAID TO THE INDEPENDENT AUDITORS

Audit Fees

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") billed or expects to bill the Company aggregate fees of $367,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and for reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal 2000.

Financial Information Systems Design And Implementation Fees

Deloitte & Touche billed the Company aggregate fees of $1,549,000 for professional services rendered for various financial information system implementation projects in fiscal 2000.

All Other Fees

Deloitte & Touche billed the Company aggregate fees of $464,000 for professional services rendered, other than the services described above, in fiscal 2000.

The Audit Committee has determined that the rendering of all other non- audit services by Deloitte & Touche is compatible with maintaining Deloitte & Touche's independence.

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares entitled to vote is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001.

AUDIT COMMITTEE REPORT1

The Audit Committee of the Company is currently comprised of three directors, Messrs. Feldman, Murdock and Worms, and operates under the Audit Committee charter adopted by the Board and attached to this Proxy Statement as Appendix A. The members of the Audit Committee, in the judgment of the Board, are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company's stockholders with respect to the Company's corporate accounting and reporting practices as well as the quality and integrity of the Company's financial statements and reports.

The Company's management team has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion on the conformity of the audited financial statements with accounting principles, generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and oversee these processes.

To this end, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and Deloitte & Touche LLP (Deloitte & Touche"), the Company's independent auditors. The Audit Committee has discussed with Deloitte & Touche certain matters related to the conduct of the audit as required by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee has received from Deloitte & Touche the written disclosures and the letter regarding the auditor's independence required by Independence Standards Board Standard No.1 ("Independence Discussions with Committees") and has discussed with Deloitte & Touche any relationship that may impact their independence, including consideration of the compatibility of non-audit services provided by Deloitte & Touche, and satisfied itself as to Deloitte & Touche's independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC. Based on the Audit Committee's recommendation, the Board has also selected, subject to stockholder approval, Deloitte & Touche as the Company's independent auditors for the fiscal year ending December 31, 2001.

AUDIT COMMITTEE

Fredric Feldman
Richard D. Murdock
Vincent Worms

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 10, 2001 by (i) all persons who are beneficial owners of five percent (5%) or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the four other most highly paid executive officers as of April 10, 2001, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name and Address (as required) of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (#)(#)

OrbiMed Advisors 767 3rd Avenue, 6th Floor New York, NY 10017-2023	2,150,000	11.4%
Wellington Management Company, LLP 75 State Street, 19th Floor Boston, MA 02109	1,575,000	8.1%
Invista Capital Management 1900 Hub Tower, 699 walnut Street Des Moines, IA 50309	1,160,000	6.0%
UBS Asset Management 10 E 50th Street New York, NY 10022	1,011,500	5.2%
Fredric J. Feldman, Ph.D. (1)	67,465	*
Elizabeth Greetham (2)	57,100	*
Richard D. Murdock (3)	44,974	*
Andrew J. Perlman, M.D., Ph.D. (4)	56,374	*
Vincent R. Worms (5)	525,092	2.7%

Jean-Jacques Bienaimé (6)	123,265	*
Steve Aselage (7).	18,964	*
Christophe Bianchi, M.D (8)	20,499	*
Ralph Levy (9)	43,332	*
Raymond J. Tesi, M.D. (10)	40,129	*

All directors and officers as a group (14 persons) (11)	1,122,732	5.8%

* Does not exceed one percent.

(#)(#) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options which are currently exercisable or convertible or which will become exercisable or convertible within sixty (60) days after April 10, 2001 are deemed outstanding for computing the beneficial ownership of the person holding such option but are not outstanding for computing the beneficial ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The total number of shares outstanding as of April 10, 2001 used for calculation of percentages was 19,474,360.

  Includes 14,125 shares held by the Feldman family trust and options to purchase 53,340 shares granted under our Directors Plan.

  Includes options to purchase 53,940 shares granted under our Directors Plan.

  Represents options to purchase 44,974 shares granted under our Directors Plan.

  Represents options to purchase 56,374 shares granted under our Directors Plan.

  Includes 493,089 shares held by Partech International Inc. Mr. Worms, a member of our Board of Directors, may be deemed to share voting and investment power in such shares arising from his interests in the aforementioned entity. Mr. Worms disclaims beneficial ownership of such shares, except to the extent of his interests in the aforementioned entity. The shares beneficially owned by Mr. Worms include options to purchase 32,003 shares granted under our Directors Plan.

  Includes options to purchase 122,165 shares granted under our 1993 Option Plan.

  Includes options to purchase 18,964 shares granted under our 1993 Option Plan.

  Includes options to purchase 20,499 shares granted under our 1993 Option Plan. Dr. Bianchi resigned from the Company effective May 1, 2001.

  Includes options to purchase 43,332 shares granted under our 1993 Option Plan.

  Includes options to purchase 40,129 shares granted under our 1993 Option Plan.

  Includes options to purchase 420,727 shares granted under our 1993 Option Plan and 190,531 shares granted under our Directors' Plan for a total of 611,258 shares granted under both plans.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and our four other most highly compensated executive officers serving as such as of the end of the last fiscal year whose salary and bonus for such year were in excess of $100,000 for services rendered in all capacities to us and our subsidiaries for the 2000, 1999, and 1998 fiscal years. Such individuals hereafter will be referred to as the Named Executive Officers. No other executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2000 fiscal year resigned or terminated employment during that fiscal year.
Long-Term
Compensation
Awards
Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Compensation(1)	Securities Underlying Options (#)
Jean-Jacques Bienaimé Chairman of the Board, President & Chief Executive Officer (2)	2000 1999 1998	$319,000 280,030 41,056	$75,457 75,400 50,000	$285 270 -	73,500 45,000 301,000
Steve Aselage (3) Senior Vice President, North American Sales	2000 1999 1998	181,875 151,250 -	44,794 70,419 -	285 305 -	41,531 43,000
Christophe Bianchi, M.D. (4). President SangStat Europe Senior Vice President Global Marketing	2000 1999 1998	201,539 - -	69,331 - -	162 - -	31,500 60,000 -
Ralph Levy Senior Vice President, Operations	2000 1999 1998	187,110 185,799 171,450	38,629 29,069 24,860	437 414 -	14,000 6,000 21,000
Raymond J. Tesi, M.D. (5) Senior Vice President, Clinical and Medical Affairs	2000 1999 1998	196,713 184,286 172,424	42,550 35,291 29,528	285 180 -	36,216 23,000 1,000

  Life insurance premiums paid by the Company on behalf of the Named Executive Officers.

  Jean-Jacques Bienaimé joined the Company as President and Chief Operating Officer on June 8, 1998. He became Chief Executive Officer on February 2, 2000 and Chairman of the Board of Directors on October 16, 2000.

  Mr. Aselage joined the Company as Senior Vice President, North American Sales on February 1, 1999. Mr. Aselage's 1999 bonus also includes a hiring bonus of $25,000, half of which is repayable should Mr. Aselage resign prior to February 2, 2002.

  Dr. Bianchi joined the Company as Senior Vice President, President SangStat Europe, Senior Vice President Global, Marketing and Business Development effective January 3, 2000 and has resigned effective May 1, 2001. Dr. Bianchi's 2000 bonus also includes a hiring bonus of $30,000, half of which is repayable. Dr. Bianchi was granted the option to purchase 60,000 shares on December 12, 1999 while serving as a consultant to the Company.

  Dr. Tesi was appointed Senior Vice President, Clinical Development and Medical Affairs effective November 16, 2000. From August 1, 1999 until November 15, 2000, Dr. Tesi served as Senior Vice President, Medical Affairs and Strategic Development. From May 1997 to August 1999, Dr. Tesi served as Senior Vice President, US Marketing.

Option Grants in Last Fiscal Year

The following table shows, with respect to the Named Executive Officers, certain information concerning the grant of stock options in 2000. No stock appreciation rights were granted during 2000.
Individual Grants
	Number of				Potential Realizable
	Securities	Percentage of			Value at Assumed
	Underlying	Total Options			Annual Rates of Stock
	Options	Granted to			Price Appreciation for
	Granted	Employees in	Exercise	Expiration	Option Term (4)
Name	(1)	Fiscal Year(2)	Price ($/Sh)(3)	Date	5% ($)	10% ($)
Jean-Jacques Bienaimé	1,500 12,000 60,000	0.1 1.0 4.9	31.75 24.75 10.75	05/12/10 05/22/10 11/02/10	29,951 186,782 405,637	75,902 473,342 1,027,964
Steve Aselage	10,031 1,500 25,000 5,000	0.8 0.1 2.0 0.4	24.25 31.75 10.75 9.53	04/26/10 05/12/10 11/02/10 11/16/10	152,980 29,951 169015 29,971	387,681 75,902 428,318 75,951
Christophe Bianchi	1,500 30,000	0.1 2.4	31.75 10.75	05/12/10 11/02/10	29,951 202,819	75,902 513,982
Ralph Levy	1,500 12,500	0.1 1.0	31.75 10.75	05/12/10 11/02/10	29,951 84,508	75,902 214,159
Raymond J. Tesi	9,716 1,500 20,000 5,000	0.8 0.1 1.6 0.4	24.25 31.75 10.75 9.53	04/26/10 05/12/10 11/02/10 11/16/10	148,176 29,951 135,212 29,971	375,506 75,902 342,655 75,951

  Each option will vest in forty-eight successive equal monthly installments over the optionee's continued service with the Company measured from the vesting start date, except as set forth herein. The option to purchase 60,000 shares granted to Mr. Bienaimé, the option to purchase 25,000 shares granted to Mr. Aselage, the option to purchase 30,000 shares granted to Dr. Bianchi, the option to purchase 12,500 shares granted to Mr. Levy, and the option to purchase 20,000 shares granted to Dr. Tesi. These options are all on a four year vesting schedule, subject to acceleration if certain product development and financial milestones are met. In addition, the options to purchase 1,500 shares granted to Messrs. Bienaimé, Aselage and Levy and Drs. Bianchi and Tesi vested 100% on May 12, 2001. The option to purchase 12,000 shares granted to Mr. Bienaimé vests over forty-eight successive equal monthly installments over his continued service, provided that vesting of 6,000 shares may be accelerated at the option of the Board of Directors if certain milestones are met. Each option is exercisable only with respect to vested shares.

  Based on an aggregate of 1,236,956 options granted to employees and Board members in 2000, including options granted to the Named Executive Officers.

  The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by lending the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such liability.

  Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed 5% and 10% annual rates of appreciation (compounded annually) over the option terms. There is no assurance that those assumed annual rates of stock price appreciation will actually be realized.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 2000 with respect to the Named Executive Officers. Except as set forth below, no options or stock appreciation rights were exercised by any such individual during such year, and no stock appreciation rights were outstanding on December 31, 2000.
					Value of Unexercised In-the-
		Value	Number of Securities		Money Options at FY-End ($)
		Realized ($)	Underlying Unexercised		(Market price of shares at
	Shares	(Market price	Options at Fiscal		FY-End ($11.875) less
	Acquired on	at exercise less	Year-End (#)		Exercise price)
	Exercise (#)	Exercise price)	Exercisable (1)	Unexercisable	Exercisable	Unexercisable
Jean-Jacques Bienaimé	0	0	98,915	320,585	0	67,500
Steve Aselage	0	0	12,666	71,865	244	39,606
Christophe Bianchi	0	0	14,000	77,500	0	33,750
Ralph Levy	25,000	1,019,375	40,582	41,584	0	14,063
Raymond J. Tesi	0	0	31,352	66,864	244	33,981

  The options are exercisable upon vesting and are not subject to repurchase by the Company. Exercisable shares represent vested options at December 31, 2000.

Employment Contracts, Termination of Employment Arrangements and Change in Control Agreements

None of the Company's executive officers have employment agreements with the Company, and their employment with the Company may be terminated at any time at the discretion of the Board of Directors. The Company has entered into a retention agreement with Mr. Bienaimé. If Mr. Bienaimé is CEO of the Company as of September 30, 2001, the Company shall forgive all outstanding loans made to Mr. Bienaimé, including any accrued interest thereon, which amounts to $336,066 as of April 14, 2001.

In December 2000, the Company entered into individual agreements (the "Agreements") with Mr. Bienaimé and certain key employees. The Agreements are not employment contracts but are intended to ensure that the Company will have the continued dedication and objectivity of the employee, notwithstanding the possibility or occurrence of a change of control. The Agreements provide various severance benefits to such key employees if their employment is terminated (other than for cause (as defined in the Agreements), disability or death) or an Involuntary Termination (as defined in the Agreement), in either case within one (1) month prior to, upon or within eighteen (18) months following a change of control.

The Agreements provide for the following severance benefits to each officer: (i) a lump sum payment based on a multiple of his or her annualized cash compensation, including target bonus, (ii) accelerated vesting of any stock options, (iii) forgiveness of relocation expenses or moving expenses, if applicable, (iv) forgiveness of outstanding loans, if any; (v) continuation of the health care benefits that were being provided by the Company to such officer and his or her family immediately prior to termination, and (vi) outplacement services at the Company's expense. Each of the Agreements is substantially identical, except that the severance compensation multiple ranges from .5 to 2, the continuation of health care benefits ranges from six (6) to twenty-four (24) months, and the payments for outplacement services ranges from $5,000 to $15,000.

All benefits payable under the Agreements would be reduced either (i) to the extent necessary to preserve the ability of the Company to deduct the severance benefits paid and to prevent payments to any officer from exceeding the limit of Section 4999 of the Code applicable to any "excess parachute payment" (as defined in Section 280G of the Code), or, for certain employees, the amount of such payments shall be either: (a) the full amount of the Payments, or (b) a reduced amount which would result in no portion of the Payments being subject to the excise tax imposed pursuant to Section 4999 of the Code, whichever of (a) or (b), taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Employee, on an after-tax basis, of the greatest amount of benefit.

Mr. Bienaimé's severance compensation multiple would be 2, his health care would continue for 24 months, he would receive outplacement services in the amount of $15,000. In addition, his outstanding loans to the Company would be forgiven. In addition, under Mr. Bienaimé's Agreement, the Company has agreed that immediately prior to any Change of Control of the Company, the Board shall consider whether or not to give Mr. Bienaimé a special award in the amount of $500,000. This award is completely discretionary; the Board has no obligation to grant it, and the Board may decline to give it to Mr. Bienaimé for any reason whatsoever. If the Board awards it to Mr. Bienaimé, the award shall not be included as a bonus for purposes of the definition of severance in the Agreement and therefore shall not be included in the calculation of Mr. Bienaimé's severance under the Agreement.

With respect to the other officers listed above, Mr. Aselage's severance compensation multiple would be 2, his health care would continue for 24 months, he would receive outplacement services in the amount of $15,000. Dr. Tesi and Mr. Levy would have severance compensation multiples of 1, each one's health care would continue for 12 months, and each would receive outplacement services in the amount of $10,000. In addition, Dr. Tesi's outstanding loan, including accrued interest, would be forgiven.

Finally, the Compensation Committee of the Board of Directors has authority as Plan Administrator of the Company's 1993 Stock Option Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale, or (ii) a hostile takeover of the Company effected through a successful tender offer for more than 50% of the Company's outstanding Common Stock or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

Compensation Committee Interlocks and Insider Participation

Dr. Perlman, Ms. Greetham and Mr. Worms serve on the Compensation Committee of the Company's Board of Directors as stated above in the Compensation Committee Report. No member of the Committee was at any time during the 2000 fiscal year or at any other time an officer or employee of the Company.

No executive officer of the Company served on the board of directors or compensation committee of any entity that at the same time had one or more executive officers serving as a member of the Company's Board or Compensation Committee.

Related Party Transactions

As of December 31, 2000, loans were outstanding from the Company in the principal amount of $300,000 to Mr. Bienaimé and $200,000 to Dr. Tesi, both of whom are executive officers. The Company made these loans to these officers to provide housing assistance as part of their relocation packages. The Company made Mr. Bienaimé's loans in July 1998 ($200,000) and in September 2000 ($100,000) and Dr. Tesi's loan in September 1997. Each such loan is evidenced by a promissory note secured by options to purchase shares of the Company's Common Stock; provided that Mr. Bienaimé's loan for $100,000 is secured by a deed of trust on his property. Neither Mr. Bienaimé nor Dr. Tesi has repaid any principal amounts or interest due on their loans, which are due on July 17, 2001, September 12, 2001 and October 1, 2001, respectively. The annual interest rates on the loans are as follows: Mr. Bienaimé 5.69% and Dr. Tesi 6.0%. At December 31, 2000, the aggregate indebtedness of Mr. Bienaimé and Dr. Tesi under such loans was $330,705 and $242,510, respectively, including principal and accrued interest. The amounts owed under these loans as of April 14, 2001 were $336,066 and $246,656, respectively.

All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested directors.

Each director has entered into an indemnification agreement with the Company. These agreements, among other things, require the Company to indemnify each director to the fullest extent permitted by Delaware law, including indemnification for expenses such as attorneys' fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action by or in the right of the Company, arising out of the person's services as a director, any subsidiary or any other company or enterprise to which the person provides services at the Company's request.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such Section 16(a) forms filed by them.

Based solely on our review of such forms furnished to us and representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and holders of more than 10% of our common stock were complied with.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION1

The Compensation Committee of the Board of Directors (the "Committee") sets the compensation of the Chief Executive Officer and the Company's other executive officers, reviews the design, administration, and effectiveness of compensation programs for other key executives and approves stock option grants for all executive officers. The Committee, serving under a charter adopted by the Board of Directors, is composed entirely of outside directors who have never served as officers of the Company.

Compensation Philosophy and Objectives

The Company operates in the extremely competitive and rapidly changing biotechnology industry. The Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate, and retain talented executives responsible for the success of the Company and should be determined within a competitive framework and based on the achievement of corporate objectives and individual performance. Within this overall philosophy, the Committee's objectives are to:

  Offer a total compensation program that takes into consideration the compensation practices of a specifically identified peer group of companies (the "Peer Companies") located in the same geographic area and of small to medium market capitalization with which the Company competes for executive talent;

  Provide annual variable incentive awards that take into account the Company's performance relative to corporate objectives and the performance of the Peer Companies and that are also based on the attainment of personal goals; and

  Align the financial interests of executive officers with those of stockholders by providing significant equity-based, long-term incentives.

Compensation Components and Process

Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the compensation levels in effect at the Peer Companies and based on the Committee's assessment of the individual's performance; (ii) annual variable performance awards payable in cash and tied to the Company's attainment of corporate objectives and the officer's achievement of personal goals; and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility and accountability within the Company increases over time, a greater portion of his or her total compensation is intended to be dependent upon Company and personal performance and stock price appreciation rather than upon base salary.

In 2000, the Company hired a consulting firm to evaluate the competitiveness of compensation for all three elements of pay: base salary, annual bonus and stock options for all positions. The firm developed a salary structure that is competitively aligned to the market while capturing the values central to the Company's success. The firm made recommendations with respect to the annual stock option grants to support the Company's compensation goals. The firm presented its recommendations to the Compensation Committee and the Compensation Committee adopted the recommendations relating to salary structure and stock option grants.

Factors

The principal factors taken into account in establishing each executive officer's compensation package for the 2000 fiscal year are summarized below. The Committee may, however, apply entirely different factors for future fiscal years.

Base Salary. The Committee determines the base salary levels for the executive officers on the basis of the individual's performance, internal comparability considerations and the base salary levels in effect for comparable positions at the Peer Companies. The base salary level for executive officers is currently at or below the median level determined for such individuals on the basis of the external salary data compiled for the Peer Companies. The number of companies taken into account as Peer Companies is less than the number of companies included in the BioCentury 100 Stock Index and the Hambrecht & Quist Biotechnology Index, which are used in the Performance Graph appearing later in this Proxy Statement for comparative stockholder return purposes. However, the Committee believes this smaller group of Peer Companies gives a more accurate indication of the market for executive services in which the Company competes.

Salaries are reviewed on an annual basis, and adjustments to each executive officer's base salary are based upon individual performance and increases in salary levels at the Peer Companies.

Annual Incentive Compensation. An annual bonus may be earned by each executive officer based upon the achievement of personal and Company performance goals. Such goals are established at the commencement of each calendar year and may vary from year to year. The incentive awards for the 2000 fiscal year were tied to the achievement of pre-defined personal and corporate performance targets. The Company performance goals for 2000 (for which 40-50%, or 100% in the case of the Chief Executive Officer, of the individual's target bonus could be earned) included: (i) financial results; (ii) achievement of specified sales levels; (iii) completing specified research and development goals; and (iv) licensing a therapeutic product and other business development goals. Personal goals are related to the functional responsibility of each executive officer and his or her department. The Committee and the Board jointly determine whether or not each Company performance goal has been achieved. The Chief Executive Officer similarly reviews the performance goals achieved by the executive officers and reports his recommendations to the Committee.

Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term equity-based incentive awards is to align the interests of executive officers with those of the stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The Committee determines the size of long-term, equity-based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into account an individual's recent performance, his or her potential for future responsibility and promotion, comparable awards made to individuals in similar positions with the Peer Companies, and the number of unvested options held by each individual at the time of the new grant. The relative weight given to each of these factors varies among individuals at the Committee's discretion. The Committee has delegated to the CEO the authority to issue stock option grants in the amount of 10,000 shares or less without Compensation Committee approval.

During fiscal year 2000, option grants were made to Messrs. Bienaimé, Aselage, and Levy, and Drs. Bianchi and Tesi under the Company's 1993 Option Plan. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. Specifically, the shares subject to each option vest in forty-eight successive equal monthly installments over the optionee's continued service with the Company measured from the vesting start date, except as set forth herein. The option to purchase 60,000 shares granted to Mr. Bienaimé, the option to purchase 25,000 shares granted to Mr. Aselage, the option to purchase 30,000 shares granted to Dr. Bianchi, the option to purchase 12,500 shares granted to Mr. Levy, and the option to purchase 20,000 shares granted to Dr. Tesi. These options are all on a four year vesting schedule, subject to acceleration if certain product development and financial milestones are met. In addition, the options to purchase 1,500 shares granted to Messrs. Bienaimé, Aselage and Levy and Drs. Bianchi and Tesi vest 100% on May 12, 2001. The option to purchase 12,000 shares granted to Mr. Bienaimé vests over forty-eight successive equal monthly installments over his continued service, provided that vesting of 6,000 shares may be accelerated at the option of the Board of Directors if certain milestones are met. Each option is exercisable only with respect to vested shares. These options will provide a return only if the market price of the Company's Common Stock appreciates over the option term and only to the extent the shares vest.

CEO Compensation

Mr. Bienaimé's base salary was established through an evaluation of his performance and the salary levels in effect for similarly situated chief executive officers at the Peer Companies. In setting Mr. Bienaimé's base salary, it was the Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors.

Mr. Bienaimé's 2000 fiscal year incentive compensation did not include any dollar guarantees. The CEO's bonus is dependent upon the Company achieving the performance goals outlined above and the Committee's subjective evaluation of the CEO's performance. Mr. Bienaimé received a bonus award during fiscal year 2000 in the amount of $75,457. The option grants made to Mr. Bienaimé were in recognition of his performance and were intended to provide him with a continuing incentive to remain with the Company and contribute to the Company's success. The options will be of value to Mr. Bienaimé only if the market price of the Company's Common Stock appreciates over the option term.

Compliance with Internal Revenue Code Section 162(m)

As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain officers to the extent that compensation exceeds one million dollars per officer in any one year. This limitation will apply to all compensation which is not considered to be performance-based. Compensation that qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company previously obtained stockholder approval to certain amendments to the 1993 Option Plan that were designed to ensure that any compensation deemed paid in connection with the exercise of stock options granted under that plan would qualify as performance-based compensation.

The cash compensation paid to the Company's executive officers during fiscal 2000 did not exceed the one million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 2001 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the one million dollar limitation, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the one million dollar level.

Compensation Committee

Andrew J. Perlman
Vincent Worms
Elizabeth Greetham

COMPARISON OF STOCKHOLDER RETURN1

The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Nasdaq Stock Market Index, the BioCentury 100 Stock Index and the Hambrecht & Quist Biotechnology Index.2 The graph covers the period from December 31, 1995 through the fiscal year ended December 31, 2000.

The graph assumes that $100 was invested on December 31, 1995 in the Company's Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

* $100 invested on 12/31/95 in SangStat stock or in index, including reinvestment of di Fiscal year ending December 31.

____________________

(1) The performance graph and all of the material in the Compensation Committee Report and the Audit Committee Report are not deemed filed with the Securities and Exchange Commission, and are not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

(2) Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

By Order of the Board of Directors

Carole L. Nuechterlein
Secretary

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 is available without charge upon written request to: Corporate Secretary, 6300 Dumbarton Circle, Fremont, California 94555.

APPENDIX A

APPENDIX A

Charter of the Audit Committee of the Board of Directors

of SangStat Medical Corporation

(As adopted by the Board on June 7, 2000)

  Authority

  The Audit Committee (the "Committee") of the Board of Directors (the "Board") of SangStat Medical Corporation (the "Company") shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law.

  Purpose

  The purpose of the Committee shall be to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company and its subsidiaries.

  The Committee shall oversee the audit efforts of the Company's independent accountants and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Company's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants and the financial and senior management of the Company.

  Composition

  The Committee shall be comprised of at least three members of the Board. The members of the Committee and its Chairperson (the "Committee Chairperson") will be appointed by and serve at the discretion of the Board.

  Each member of the Committee shall be an "independent" director within the meaning of the Nasdaq rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the Nasdaq rules, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its stockholders and the Company discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination.

  All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or senior officer with financial oversight responsibilities. Such qualification shall be determined by the Board in the exercise of its business judgement.

  The Committee shall ensure that the Company provides the Nasdaq, on a one- time basis and then upon any subsequent amendment to the Committee's charter or upon a change in the composition of the Committee, with written confirmation regarding:

  1. Any determination that the Board has made regarding the independence of the Committee members;

  2. The financial literacy of the Committee members;

  3. The determination that at least one of the Committee members has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication; and

  4. The annual review and reassessment of the adequacy of the Committee's charter.

  Meetings

  The Committee shall hold at least one regular meeting per year and additional meetings as the Committee Chairperson or Committee deem appropriate. The Committee shall also meet at least once per year with management and the Company's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee (or the Chairman) shall meet or confer with the independent accountants and management quarterly to review the Company's periodic financial statements prior to their filing with the Securities and Exchange Commission (the "SEC"). The Chairman shall work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

  Minutes And Reports

  Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairperson shall report to the Board from time to time, or whenever so requested by the Board.

  Duties And Responsibilities

  In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee shall review and reassess annually the adequacy of the Committee's charter. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Company's independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Company's independent auditors, and (4) that the Committee is responsible for ensuring that the Company's independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to ensure the independence of the independent auditors.

  While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the Committee shall have full power and authority to carry out the following:

  Selection and Evaluation of Auditors

      Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Company and its subsidiaries for each fiscal year;
      Review and approve the Company's independent auditors' annual engagement letter, including the proposed fees contained therein;
      Review the performance of the Company's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;
      Oversee the independence of the Company's independent auditors by, among other things:
          requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; and
          actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;
      Instruct the Company's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to shareholder approval if determined by the Board), evaluation and termination of the Company's independent auditors;

      Oversight of Annual Audit and Quarterly Reviews

      Review and accept, if appropriate, the annual audit plan of the Company's independent auditors, including the scope of audit activities, and monitor such plan's progress and results during the year;
      Confirm through private discussions with the Company's independent auditors and the Company's management that no management restrictions are being placed on the scope of the independent auditors' work;
      Review the results of the year-end audit of the Company, including (as applicable):
          the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Company's independent auditors, any other pertinent reports and management's responses concerning such memorandum;
          the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;
          the methods used to account for significant unusual transactions;
          the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
          management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;
          significant recorded and unrecorded audit adjustments;
          any material accounting issues among management and the independent auditors; and
          other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;
      Review with management and the Company's independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;
      Confirm that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors;

      Oversight of Financial Reporting Process and Internal Controls

      Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the Company's independent auditors and management of the Company;
      Review with management the Company's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct;
      Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;
      Receive periodic reports from the Company's independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Company;
      Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors and management;

      Other Matters

      Meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;
      Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Company commencing after December 15, 2000 which states, among other things, whether:
          the Committee has reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K;
          the Committee has discussed with the Company's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, as it may be modified or supplemented;
          the Committee has received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and has discussed with the independent auditors their independence; and
          based on the review and discussions described in subsections (a), (b) and (c) above, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;
      Review the Company's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors;
      Obtain from the independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;
      Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and
      Perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

      With respect to the duties and responsibilities listed above, the Committee shall:

      Report regularly to the Board on its activities, as appropriate;
      Exercise reasonable diligence in gathering and considering all material information;
      Understand and weigh alternative courses of conduct that may be available;
      Focus on weighing the benefit versus harm to the Company and its stockholders when considering alternative recommendations or courses of action;
      If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and
      Provide management and the Company's independent auditors with appropriate opportunities to meet privately with the Committee.

*************

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

*************

APPENDIX B

SANGSTAT MEDICAL CORPORATION
1993 STOCK OPTION PLAN

(Amended and Restated Through April 16, 2001)

    PURPOSE OF THE PLAN

      This 1993 Stock Option Plan (the "Plan") is intended to promote the interests of SangStat Medical Corporation, a Delaware corporation (the "Corporation"), by providing (i) employees (including officers) of the Corporation (or any Parent or Subsidiary) who are responsible for the management, growth and financial success of the Corporation (or any Parent or Subsidiary), (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or any Parent or Subsidiary).

      The Plan became effective on December 7, 1993, the date on which the shares of the Corporation's Common Stock were first registered under Section 12(g) of the Securities Exchange Act of 1934. Such date is hereby designated as the Effective Date of the Plan.

      This Plan shall serve as the successor to the Corporation's 1990 Stock Option Plan (the "Predecessor Plan"). No further option grants or stock issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All options outstanding under the Predecessor Plan on the Effective Date have been incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

    DEFINITIONS

    For purposes of the Plan, the following definitions shall be in effect:

    Board: the Corporation's Board of Directors.

    Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

        any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

        there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        Code: the Internal Revenue Code of 1986, as amended.

        Committee: the committee of two (2) or more non- employee Board members appointed by the Board to administer the Plan.

        Common Stock: shares of the Corporation's common stock.

        Corporate Transaction: any of the following stockholder-approved transactions to which the Corporation is a party:

        a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated, the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

        Employee: an individual who performs services while in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        Fair Market Value: the fair market value per share of Common Stock determined in accordance with the following provisions:

        If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

        If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

    Hostile Take-Over: a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

    1934 Act: the Securities Exchange Act of 1934, as amended from time to time.

    Optionee: any person to whom an option is granted under the Plan.

    Parent: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    Plan Administrator: the Committee in its capacity as the administrator of the Plan.

    Permanent Disability or Permanently Disabled: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

    Service: the performance of services on a periodic basis to the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

    Subsidiary: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    Take-Over Price: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an incentive stock option under the Federal tax laws, the Take-Over Price shall not exceed the clause (a) price per share.

    ADMINISTRATION OF THE PLAN

      The Plan shall be administered by the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

      The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding option grants thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option thereunder.

    OPTION GRANTS

      The persons eligible to participate in the Plan are as follows:

            officers and other employees of the Corporation (or any Parent or Subsidiary) who render services which contribute to the management, growth and financial success of the Corporation (or any Parent or Subsidiary);

            non-employee members of the Board or the board of directors of any Parent or Subsidiary; and

            those consultants or other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

      The Plan Administrator shall have full authority to determine, with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Code Section 422 or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

    STOCK SUBJECT TO THE PLAN

      Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,942,200 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve reflects the 4-for-5 reverse stock split of the Common Stock effected on November 29, 1993, and is comprised of (i) the number of shares which remained available for issuance under the Predecessor Plan as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plan as last approved by the stockholders (estimated to be 502,200 shares in the aggregate on a post-split basis), (ii) the increase of 200,000 shares authorized by the Board and approved by the Corporation's stockholders in November 1993, (iii) the additional increase of 340,000 shares authorized by the Board on March 30, 1995, and approved by the Corporation's stockholders at the 1995 Annual Stockholders Meeting, (iv) the additional increase of 500,000 shares authorized by the Board on April 26, 1996, and approved by the Corporation's stockholders at the 1996 Annual Stockholders Meeting, (v) the additional increase of 750,000 shares authorized by the Board on April 3, 1997, and approved by the Corporation's stockholders at the 1997 Annual Stockholders Meeting, (vi) the additional increase of 700,000 shares authorized by the Board on May 6, 1998, and approved by the Corporation's stockholders at the 1998 Annual Stockholders Meeting; (vii) an automatic increase of 400,000 shares on January 1, 1999 pursuant to the automatic increase program authorized by the Board on May 6, 1998, and approved by the Corporation's stockholders at the 1998 Annual Stockholders Meeting (the "Automatic Increase Program"); (viii) the additional increase of 500,000 shares authorized by the Board on March 31, 1999, and approved by the Corporation's stockholders at the 1999 Annual Stockholders Meeting; (ix) an automatic increase of 400,000 shares on January 1, 2000 pursuant to the Automatic Increase Program; (x) an automatic increase of 400,000 shares on January 1, 2001 pursuant to the Automatic Increase Program; and (xi) the additional increase of 250,000 shares authorized by the Board on April 16, 2001, subject to the approval of the Corporation's stockholders at the 2001 Annual Stockholders Meeting. To the extent one or more outstanding options under the Predecessor Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

      The maximum number of shares of Common Stock which may be issued over the term of the Plan shall automatically increase by 400,000 shares on January 1 of each year, commencing with the year 1999, subject to adjustment from time to time in accordance with the provisions of this Section V.

      In no event may the maximum number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 700,000 shares in the aggregate over the remaining term of the Plan. For purposes of this limitation, no stock options or stock appreciation rights granted prior to January 1, 1995, shall be taken into account. Such limitation shall be subject to periodic adjustment in accordance with the provisions of this Section V.

      Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IX), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent non- statutory option grants (but not Incentive Option grants) under the Plan. However, any shares subject to any option or portion thereof surrendered in accordance with Section X shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the option price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding stock option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued.

      Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted options and separately exercisable stock appreciation rights after December 31, 1994, (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan and (iv) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

    TERMS AND CONDITIONS OF OPTIONS

    Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or any Parent or Subsidiary may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VII.

      Option Price.

          The option price per share shall be fixed by the Plan Administrator. The option price per share of the Common Stock shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section XI and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

          full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

          full payment in cash or check drawn to the Corporation's order;

          full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

          full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

      For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

      Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

      Termination of Service.

          The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

              Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Plan, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

              Any option held by the Optionee under this Plan and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

              During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which it has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which it is not otherwise at that time exercisable or in which Optionee is not otherwise at that time vested.

              Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

              Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or any Parent or Subsidiary, then in any such event all outstanding options held by the Optionee under this Plan shall terminate immediately and cease to be outstanding.

          The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Plan to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

          The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

      Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

      Repurchase Rights. The shares of Common Stock acquired upon the exercise of any option granted under this Plan may be subject to repurchase by the Corporation in accordance with the following provisions:

          The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          All of the Corporation's outstanding repurchase rights under this Plan shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Plan and thereby accelerate the vesting of such shares in whole or in part at any time.

      Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, non-statutory options may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Should the Optionee die while holding a non-statutory option, that option shall be transferred in accordance with the Optionee's will or by the laws of descent and distribution.

    INCENTIVE OPTIONS

    The terms and conditions specified below shall be applicable to all Incentive Options granted under this Plan. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

      Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986, under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

      10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

    Except as modified by the preceding provisions of this Section VII, the provisions of the Plan shall apply to all Incentive Options granted hereunder.

    CORPORATE TRANSACTIONS/CHANGES IN CONTROL

      In the event of any Corporate Transaction, each option which is at the time outstanding under this Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares. However, an outstanding option under this Plan shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

      Upon the consummation of the Corporate Transaction, all outstanding options under this Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

      Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

      The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part should the Optionee's Service subsequently terminate within a designated period following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such termination of Service shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

      The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part in the event that a Change in Control occurs or in the event that the Optionee's Service terminates within a designated period following the effective date of a Change in Control. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control or termination of Service shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

      Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

      The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      Any Incentive Options accelerated under this Section VIII in connection with a Corporate Transaction or Change in Control shall remain exercisable as incentive stock options under the Federal tax laws only to the extent the applicable dollar limitation of Section VII is not exceeded. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

    CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the new grant or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option.

    STOCK APPRECIATION RIGHTS

      Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section X, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Plan in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the shares of Common Stock in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

      No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section X may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator deems appropriate.

      If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

      One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer will have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation, to the extent such options are at the time exercisable for fully-vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate option price payable for such vested shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation. The Plan Administrator shall pre- approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section X.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

      The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section X shall not be available for subsequent option grant under the Plan.

    LOANS OR INSTALLMENT PAYMENTS

      The Plan Administrator may, in its discretion, assist any Optionee (including an Optionee who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Plan, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the option price of the acquired shares plus any Federal and state income and employment tax liability incurred by the Optionee in connection with the acquisition of such shares.

      The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

    AMENDMENT OF THE PLAN AND AWARDS

      The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

      Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

    TAX WITHHOLDING

    The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

    The Plan Administrator may, in its discretion and in accordance with the provisions of this Section XIII and such supplemental rules as the Plan Administrator may from time to time adopt, provide any or all holders of non-statutory options or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

          Stock Withholding: The holder of the non- statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or unvested shares purchased thereunder with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

    EFFECTIVE DATE AND TERM OF PLAN

      This Plan, as successor to the Predecessor Plan, became effective as of the Effective Date, and no further option grants or stock issuances shall be made under the Predecessor Plan from and after such Effective Date.

      On May 6, 1998, the Board amended the Plan to increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 700,000 shares and to make certain other changes. The 1998 amendments are subject to stockholder approval at the 1998 Annual Meeting, and no option grants made on the basis of the 700,000-share increase shall become exercisable in whole or in part unless and until the amendments are approved by the stockholders. Should such stockholder approval not be obtained, then any options granted on the basis of the 700,000-share increase shall terminate without ever becoming exercisable for those shares, and no further option grants shall be made on the basis of such share increase. However, option grants may continue to be made pursuant to the provisions of the Plan as in effect immediately prior to the 1998 amendments. All option grants made prior to the 1998 amendments shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1998 amendments shall be deemed to modify or in any way affect those outstanding options. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

      Each option issued and outstanding under the Predecessor Plan immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

      The option/vesting acceleration provisions of Section VIII relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the Predecessor Plan on the Effective Date but which do not otherwise provide for such acceleration.

      The Plan shall terminate upon the earlier of (i) October 11, 2003, or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. Upon such plan termination, all outstanding option grants shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

    USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

    REGULATORY APPROVALS

      The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

      No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

    NO EMPLOYMENT/SERVICE RIGHTS

    Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any Parent or Subsidiary) for any period of specific duration, and the Corporation (or any Parent or Subsidiary) retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

    MISCELLANEOUS PROVISIONS

      Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

      The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State conflict-of-laws rules.

      The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

APPENDIX C

SANGSTAT MEDICAL CORPORATION

1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

(As Amended and Restated Effective February 21, 2001)

    PURPOSE OF THE PLAN

    This 1996 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of SangStat Medical Corporation, a Delaware corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

    DEFINITIONS

    For purposes of the Plan, the following definitions shall be in effect:

    Board: the Corporation's Board of Directors.

    Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

        any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of the 1934 Act) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

        there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

    Code: the Internal Revenue Code of 1986, as amended.

    Common Stock: shares of the Corporation's common stock.

    Corporate Transaction: any of the following stockholder-approved transactions to which the Corporation is a party:

    a. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

    b. the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

    Effective Date: July 24, 1996, the date on which the Plan was adopted by the Board.

    Eligible Director: a member of the Board described in Section V.

    Fair Market Value: the Fair Market Value per share of Common Stock, determined in accordance with the following provisions:

    a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

    b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

    Hostile Take-Over: the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial Ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

    1934 Act: the Securities Exchange Act of 1934, as amended.

    Non-Statutory Option: an option granted under the Plan that is not intended to qualify under the Code for preferential tax treatment as an incentive stock option.

    Optionee: any person to whom an option is granted under the Plan.

    Permanent Disability or Permanently Disabled: the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

    Retirement: cessation of service as a Board member for any reason after (a) attaining age fifty-five (55) and (b) completing not less than five (5) years of service as a Board member.

    Take-Over Price: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

    ADMINISTRATION OF THE PLAN

    The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan. Except with respect to individual elections permitted under Section VII, neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

    STOCK SUBJECT TO THE PLAN

        Shares of the Corporation's Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 500,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section IV.

        Should one or more outstanding options under the Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof surrendered in accordance with Section VIII shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

        Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made under the Plan, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

    ELIGIBILITY

    The individuals eligible to receive automatic option grants under this Plan shall be limited to those individuals who are serving as non-employee Board members. A non-employee Board member who has previously been in the employ of the Corporation (or any of its parent or subsidiary corporations) shall not be eligible to receive an option grant under the Plan at the time he or she first becomes a non-employee Board member, but he or she shall be eligible to receive the other option grants over his or her continued service as a non-employee Board member and shall be eligible to make elections under Section VII. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an "Eligible Director" for purposes of the Plan.

    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

        Grants. Option grants shall be made under the Plan as specified below:

          Each Eligible Director who is serving as a non-employee Board member on the Effective Date shall automatically be granted on that date a Non-Statutory Option to purchase either (i) nine thousand (9,000) shares of Common Stock, if that individual has previously received an option grant from the Corporation in connection with his or her service as a Board member, or (ii) fourteen thousand (14,000) shares of Common Stock, if that individual has not previously received an option grant from the Corporation in connection with such Board service. Grants under this Subsection A.1 are referred to below as the "Effective Date Grants."

          Each individual who is first elected or appointed as a non-employee Board member after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase nineteen thousand (19,000) shares of Common Stock, provided such individual has not previously been employed by the Corporation (or any parent or subsidiary of the Corporation). Grants under this Subsection A.2 are referred to below as the "Initial Grants."

          On the dates of the 1997 and 1998 Annual Stockholders Meetings, each individual who is to continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at the Annual Stockholders Meeting, a Non- Statutory Option to purchase three thousand (3,000) shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. Non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary of the Corporation) or who have otherwise received an option grant from the Corporation prior to the Effective Date shall be eligible to receive one or both of such annual option grants over their period of continued Board service. Grants under this Subsection A.3 are referred to below as the "1997/1998 Grants."

          On the dates of the 1999 and 2000 Annual Stockholders Meetings, each individual who is to continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at the Annual Stockholders Meeting, a Non- Statutory Option to purchase four thousand (4,000) shares of Common Stock, provided such individual has served as a non-employee Board member for at least twenty-four (24) months. There shall be no limit on the number of such 8,000- share option grants that any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary of the Corporation) or who have otherwise received a prior option grant from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service. Grants under this Subsection A.4 are referred to below as the "Annual Grants."

          On the date of each Annual Stockholders Meeting, beginning with the 2001 Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at the Annual Stockholders Meeting, a Non-Statutory Option to purchase eight thousand (8,000) shares of Common Stock, provided such individual has served as a Board member for at least twenty-four (24) months. There shall be no limit on the number of such 8,000-share option grants that any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary of the Corporation) or who have otherwise received a prior option grant from the Corporation shall be eligible to receive one or more such annual option grants over their period of continued Board service. Grants under this Subsection A.5 are referred to below as the "Annual Grants."

          Each Eligible Director who is serving as a non-employee Board member on October 7, 1998, shall automatically be granted on that date a Non-Statutory Option to purchase ten thousand (10,000) shares of Common Stock. Grants under this Subsection A.5 are referred to below as the "One- Time Grants."

        Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

        Payment. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the forms specified below:

            cash or check made payable to the Corporation's order;

            shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

            to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the Optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.

        Option Term. Each automatic option grant under the Plan shall have a term of ten (10) years measured from the automatic grant date.

        Exercise and Vesting. Each automatic option grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares.

        The shares subject to each automatic option grant shall vest as follows:

            The shares subject to the Effective Date Grants shall vest in two (2) successive equal annual installments upon the Optionee's completion of each year of Board service over the two-year period measured from the Effective Date.

            Twenty-five percent (25%) of the shares subject to the Initial Grants shall vest upon the Optionee's completion of one (1) year of Board service measured from the grant date, and the balance of such shares shall vest in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the thirty-six (36) month period measured from the first anniversary of the grant date.

            Twenty-five percent (25%) of the shares subject to the 1997/1998 Grants shall vest upon the Optionee's completion of one (1) year of Board service measured from the grant date, and the balance of such shares shall vest in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each additional month of Board service over the thirty-six (36) month period measured from the first anniversary of the grant date.

            The shares subject to the Annual Grants shall be fully vested at all times.

            The shares subject to the One-Time Grants shall vest in a series of twenty-four (24) successive equal monthly installments upon the Optionee's completion of each month of Board service over the twenty- four (24) month period measured from the grant date, except that they shall vest in full upon FDA approval of SangCya Oral Solution ANDA and Thymoglobulin PLA.

            The foregoing notwithstanding, at all times after FDA approval of SangCya Oral Solution ANDA and Thymoglobulin PLA, the vesting of all shares subject to automatic option grants outstanding on October 7, 1998, shall be determined by adding twelve (12) months to the Optionee's actual period of Board service.

        Limited Transferability of Options. The option may be transferred or assigned by the Optionee, in connection with the Optionee's estate plan, to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. Should the Optionee die while holding the option, then the option shall be transferred in accordance with the Optionee's will or the laws of inheritance.

        Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

            Should the Optionee cease to serve as a Board member by reason of Retirement, death or Permanent Disability, then the Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) may exercise each such option at any time during the remaining option term. Should the Optionee cease to serve as a Board member for any other reason, then the Optionee shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option, but in no event more than the remaining option term.

            Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service.

            Should the Optionee cease to serve as a Board member by reason of Retirement, Permanent Disability or death, then all shares at the time subject to the option shall immediately vest so that such option may be exercised for all or any portion of such shares as fully-vested shares. This Subsection G(iii) shall not apply to options granted under Section VII.

            In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the option term or, if applicable, upon the expiration of the twelve (12)-month exercise period, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than Retirement, Permanent Disability or death, terminate and cease to be outstanding with respect to any and all Option Shares in which the Optionee is not vested at the time of such cessation of Board service.

        Stockholder Rights. The holder of an automatic option grant shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

    ELECTIVE CONVERSION OF CASH FEES INTO OPTIONS

        Elections to Receive Non-Statutory Options. Effective as of January 1, 1999, an Eligible Director may elect to receive all or part his or her basic retainer payments (the "Cash Fees"), not including meeting fees, from the Corporation in the form of Non-Statutory Options. If an Eligible Director makes an election to receive Non-Statutory Options under this Section VII (the "Option Election"), then such Non-Statutory Options shall automatically be granted to him or her under the Plan. An Option Election may apply to any period from one to five consecutive calendar years. For this purpose, the period from an Eligible Director's first day of Board service to the last day of the same calendar year shall be treated as a calendar year for all Eligible Directors not in office on January 1, 1999. An Option Election shall be filed with the Corporation on the prescribed form before the later of (i) the first day of the period to which such Option Election applies or (ii) October 1, 1999. An Option Election shall be irrevocable with respect to the period to which it applies, but a different Option Election may be made with respect to a subsequent period by filing a new form with the Corporation before the first day of such subsequent period.

        Number and Terms of Non-Statutory Options. The number of Non-Statutory Options to be granted to Eligible Directors in lieu of Cash Fees shall be calculated by applying the Black-Scholes option valuation model, using the assumptions used by the Corporation's independent auditors for purposes of the Corporation's financial reports. In determining the number of Non-Statutory Options to be granted to Eligible Directors in lieu of Cash Fees, the amount of such Cash Fees shall be deemed to remain the same for the entire period covered by the Option Election. (If Cash Fees are increased during such period, the incremental amounts shall be paid in cash without regard to any Option Election.) Such Non-Statutory Options shall be granted on the later of (i) the first day of the period to which the Option Election applies or (ii) October 1, 1999. The terms of such Non-Statutory Options shall be the same as the terms of the Annual Grants described in Section VI, except as provided in Subsection C below.

        Vesting. The Non-Statutory Options granted to Eligible Directors in lieu of Cash Fees shall be immediately exercisable for any or all of the option shares. However, any shares purchased under such Non- Statutory Options shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Eligible Director's cessation of Board service prior to vesting in those shares. The vested portion of the shares subject to such Non-Statutory Options shall be equal to a fraction. The numerator of such fraction shall be the amount of the Cash Fees that would have been paid to the Eligible Director from the beginning of the period to which his or her Option Election applies to the date of his or her cessation of Board service. The denominator of such fraction shall be the total amount of the Cash Fees that would have been paid to the Eligible Director for the entire period to which his or her Option Election applies. Accelerated vesting under Section VIII shall not apply to Non-Statutory Options granted under this Section VII.

    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        The shares of Common Stock subject to each option outstanding at the time of a Corporate Transaction but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof). In addition, all repurchase rights outstanding at the time of the Corporate Transaction shall terminate automatically, and the unvested shares of Common Stock subject to those terminated rights shall immediately vest in full.

        The shares of Common Stock subject to each option outstanding at the time of a Change in Control of the Corporation not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for those fully-vested shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over. In addition, all repurchase rights outstanding at the time of the Change in Control shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full.

        Upon the occurrence of a Hostile Take-Over, the Optionee may elect to surrender to the Corporation, during a thirty (30)-day period, each automatic option grant held by him or her under the Plan. An Optionee who makes such an election shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Stockholder approval of the Plan shall constitute pre-approval of the grant of each such option surrender right under the Plan and the subsequent exercise of that right in accordance with the terms and provisions of this Subsection C. No additional approval or consent of the Board shall be required at the time of the actual option surrender and cash distribution.

        The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent option grant under this Plan.

        Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

        The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    AMENDMENT OF THE PLAN AND AWARDS

    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to any option at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

    EFFECTIVE DATE AND TERM OF PLAN

        The Plan, as set forth herein, became effective upon adoption by the Board on October 7, 1998, subject to approval at the 1999 Annual Stockholders Meeting.

        The Plan shall terminate upon the earlier of (i) July 23, 2006, or (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the exercise or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

    USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

    REGULATORY APPROVALS

        The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

        No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of a Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

    NO IMPAIRMENT OF RIGHTS

    Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

    MISCELLANEOUS PROVISIONS

        The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

        The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

APPENDIX D

PROXY

SANGSTAT MEDICAL CORPORATION

Proxy for the Annual Meeting of Stockholders

To be held on June 13, 2001

Solicited by the Board of Directors

The undersigned hereby appoints Jean-Jacques Bienaimé and Stephen G. Dance, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in SangStat Medical Corporation, a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 6300 Dumbarton Circle, Fremont, California, 94555 at 10:00 a.m., local time, and at any adjournment or postponement thereof (i) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 11, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (ii) in their discretion upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒  Please mark
     votes as in
     this example

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

    To elect the following persons as directors to hold office for a one-year term and until their successors are elected and qualified:

    Nominee: Jean-Jacques Bienaimé

    ڤ FOR ڤ WITHHELD

    Nominee: Fredric J. Feldman

    ڤ FOR ڤ WITHHELD

    Nominee: Elizabeth M. Greetham

    ڤ FOR ڤ WITHHELD

    Nominee: Richard D. Murdock

    ڤ FOR ڤ WITHHELD

    Nominee: Andrew Perlman

    ڤ FOR ڤ WITHHELD

    Nominee: Vincent R. Worms

    ڤ FOR ڤ WITHHELD

    To amend and restate the Company's 1993 Stock Option Plan to (i) increase the number of shares of Common Stock authorized for issuance thereunder by 250,000 shares and (ii) increase the number of shares of Common Stock authorized for issuance under the automatic annual increase program from 400,000 to 800,000 shares commencing January 1, 2002.

    ڤ FOR ڤ AGAINST ڤ ABSTAIN

    To amend and restate the Company's 1996 Non-Employee Directors Stock Option Plan to increase the number of options to purchase shares of Common Stock automatically granted to directors annually from 4,000 to 8,000.

    ڤ FOR ڤ AGAINST ڤ ABSTAIN

    To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

    ڤ FOR ڤ AGAINST ڤ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	ڤ	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	ڤ

Please sign here. Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the Proxy for a deceased stockholder should give their full title. Please date the Proxy.

Signature:______________________ Date: ___________ Signature:______________________ Date: ___________